UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2020

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230

Austin, Texas 78738

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

Boxwood Merger Corp.

8801 Calera Drive

Austin, Texas 78735

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	ATCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed on February 14, 2020 (the “Original Form 8-K”) by Atlas Technical Consultants, Inc. (formerly known as Boxwood Merger Corp., “Boxwood”), a Delaware corporation (the “Company”) in order to correct certain information required by Item 1.01 of Form 8-K (as described below) and to provide additional financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, on February 14, 2020, the Company completed the previously announced transactions (the “Closing”) contemplated by the Unit Purchase Agreement, dated as of August 12, 2019, as amended on January 22, 2020 (the “Purchase Agreement”), by and among the Company, Atlas TC Holdings LLC, a wholly-owned subsidiary of the Company and a Delaware limited liability company (“Holdings”), Atlas TC Buyer LLC, a wholly-owned subsidiary of Holdings and a Delaware limited liability company, Atlas Intermediate Holdings LLC, a Delaware limited liability company (“Atlas Intermediate”) and Atlas Technical Consultants Holdings LP, a Delaware limited partnership. The acquisition of Atlas Intermediate pursuant to the Purchase Agreement together with the other transactions contemplated by the Purchase Agreement is referred to herein as the “business combination.” In connection with the consummation of the business combination, the Company changed its name from “Boxwood Merger Corp.” to “Atlas Technical Consultants, Inc.” Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including Atlas Intermediate and its subsidiaries, after the Closing, and “Boxwood” refers to the registrant prior to the Closing.

The Original Form 8-K incorporated by reference, among other items, the unaudited condensed consolidated and combined financial statements of Atlas Intermediate Holdings LLC and ATC Group Partners LLC as of September 30, 2019, and for the nine-month period ended September 30, 2019 attached to the Original Form 8-K as Exhibit 99.3, the historical financial statements of Atlas Intermediate Holdings LLC as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 included in the Definitive Proxy Statement filed by Boxwood with the Securities and Exchange Commission on November 12, 2019 (the “Proxy Statement”) and the unaudited pro forma condensed combined financial information of the Company attached to the Original Form 8-K as Exhibit 99.1. The Original Form 8-K is amended by this Amendment to provide the audited condensed consolidated and combined financial statements of Atlas Intermediate Holdings LLC and ATC Group Partners LLC as of and for the years ended December 31, 2019, which are included under Item 9.01 hereto, in accordance with the rules and regulations of the Securities and Exchange Commission, as well as the additional corresponding information for the relevant fiscal period.

This Amendment is also being filed to correct and update certain disclosure included in the Original Form 8-K under Item 1.01 under the headings “GSO Subscription Agreement” and “Support Letter.” Each of the foregoing sections is being replaced in its entirety with the respective sections “GSO Subscription Agreement” and “Support Letter” included herein under Item 1.01.

Item 1.01	Entry into a Material Definitive Agreement.

GSO Subscription Agreement

In connection with the consummation of the business combination, and the previously disclosed Commitment Letter, dated as of January 23, 2020 (the “Commitment Letter”), Holdings and GSO COF III AIV-2 LP (“GSO AIV-2”) entered into a subscription agreement, dated February 14, 2020 (the “Subscription Agreement”) pursuant to which, GSO AIV-2 purchased 145,000 units of a new class of Series A Senior Preferred Units of Holdings (the “Preferred Units”) at a price per Preferred Unit of $978.21 for an aggregate cash purchase price of $141,840,000, which represents a 2.179% original issue discount on the Preferred Units (such purchase, the “GSO Placement”).

The holders of the Preferred Units have negative control rights over certain aspects of the business and affairs of Holdings and its subsidiaries. Under the LLC Agreement, the prior written consent of GSO COF, as the holder of Preferred Units constituting at least a majority of the outstanding Preferred Units in the aggregate, is required before Holdings or its subsidiaries are permitted to, among other things, incur additional indebtedness in excess of a specified leverage ratio, dispose of assets, transact with affiliates, make certain dividend payments, or make changes to Holdings’ organizational documents in a manner adverse to the Company’s shareholders, in each case, subject to the exceptions and limitations described therein.

The GSO Placement was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act, and/or Regulation D promulgated thereunder.

Support Letter

Instead of purchasing shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) directly from the Company, as had previously been contemplated by the Commitment Letter, in connection with the consummation of the business combination, GSO Capital Opportunities Fund III LP (the “GSO Entity”) purchased 1,000,000 shares of Class A common stock from an intermediary who had purchased shares from an existing stockholder (the “Market Purchase”). To induce GSO Entity to make the Market Purchase, the Company entered into a support agreement (the “Support Agreement”) with GSO Entity pursuant to which the Company agreed, among other things, (i) to sell to GSO Entity 1,000,000 shares of Class A common stock if the Market Purchase was not consummated in satisfaction of GSO Entity’s obligations under the Commitment Letter (ii) to increase the original issue discount on the Preferred Units from 2% to 2.179% and (iii) to provide certain indemnification rights in connection with the Market Purchase.

Item 2.01	Completion of Acquisition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

Business and Properties

The Business and Properties disclosure of the Company for the year ended December 31, 2019 is included in this Amendment as Exhibit 99.1 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the year ended December 31, 2019 is included in this Amendment as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited condensed consolidated and combined financial statements of Atlas Intermediate Holdings LLC and ATC Group Partners LLC as of and for the year ended December 31, 2019 are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits:

Exhibit No.	Description
99.1	Description of the Company’s Business and Properties.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the year ended December 31, 2019.
99.3	Audited condensed consolidated and combined financial statements of Atlas Intermediate Holdings LLC and ATC Group Partners LLC as of and for the years ended December 31, 2019 and December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

	By:	/s/ L. Joe Boyer
Dated: March 16, 2020		Name:	L. Joe Boyer
		Title:	Chief Executive Officer

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